10/25/05

AMENDMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is dated as of October 5, 2005, by and among Exabyte Corporation, a Delaware corporation (the “Company”), and the purchasers who are identified on the signature pages hereto and have executed this Amendment.

WHEREAS, the Company intends to offer and sell 2005 Convertible Notes and 2005 Warrants in the 2005 Note Offering, as those terms are defined below, and prior to closing the 2005 Note Offering to effect a reverse stock split of the Company’s Common Stock;

WHEREAS, in connection with the sale of Series AA Preferred Stock and Warrants, the Company entered into the Securities Purchase Agreement dated as of April 30, 2004 among the Company and the Purchasers identified on the signature pages thereto (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement provides that it may be amended by Purchasers holding at least 75% of the shares of Preferred Stock purchased pursuant to the Purchase Agreement then outstanding and that a majority in interest of the shares of such Preferred Stock must consent to a reverse stock split during the 18 months following the Effective Date (as defined in the Purchase Agreement); and

WHEREAS, the Purchasers executing this Agreement wish to approve and adopt amendments that exclude the 2005 Note Offering, 2005 Convertible Notes and 2005 Warrants from Sections 4.13 and 4.14 of the Purchase Agreement, that add the holders of the 2005 Convertible Notes to the calculation of pro rata participation rights in Section 4.13 of the Purchase Agreement and that revise the approval required for future amendments or waivers concerning Sections 4.13 and 4.14.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, in order to induce the Company to offer and sell the 2005 Convertible Notes and 2005 Warrants, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each purchaser executing this Amendment agree as follows:

ARTICLE I

DEFINITIONS

1.            Definitions. Capitalized terms that are not other defined in this Amendment have the meanings given to them in the Purchase Agreement.

2.	Amendments.
	A.	Section 1.1 is amended by adding the following definitions:

“2005 Note Offering” means the offer, sale and issuance of not less than $8,000,000 principal amount of secured convertible subordinated notes of the Company due September 30, 2010, and the issuance of warrants to purchase 500 Shares of the Company’s post-reverse split common stock for each $1,000 invested in such convertible notes. The reverse split refers to a 10-for-1 reverse stock split of the outstanding common stock of the Company to be implemented in connection with this offering. On a post-reverse split basis, the conversion price for such notes and the exercise price of such warrants is $2.80 per common share, subject to adjustment. Such notes accrue interest at a rate of 10.0% per annum, compounded quarterly if not paid. Such notes will be secured by a security interest and lien on substantially all the assets of the Company.

“2005 Convertible Notes” means the convertible subordinated notes described in the definition of 2005 Note Offering.

“2005 Securities Purchase Agreement” means the Securities Purchase Agreement among the Company and Purchasers in the 2005 Note Offering, as it may be amended from time to time.

“2005 Warrants” means the warrants described in the definition of 2005 Note Offering.

B.          Section 4.13 (Participation in Future Financing) is hereby amended as follows:

(i)           The first sentence is amended to read in its entirety as follows: For as long as the Preferred Stock remains outstanding, upon any financing by the Company of its Common Stock or Common Stock Equivalents pursuant to any exemption from the registration requirements of the Securities Act for a non-public offering (a “Subsequent Financing”), each Purchaser shall have the right to participate in such Subsequent Financing in the ratio determined by the outstanding Stated Value of Preferred Stock then held by such Purchaser divided by the sum of the outstanding Stated Value of all of the Preferred Stock held by the Purchasers plus the outstanding principal amount of all of the 2005 Convertible Notes of holders entitled to similar rights under the 2005 Securities Purchase Agreement..

(ii)          The fifth sentence of Section 4.13 is amended to read in its entirety: If by 6:30 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, notifications of the Purchasers and such holders of the 2005 Convertible Notes of their willingness to participate in the Subsequent Financing (or to cause their designees to provide) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice.

C.          The following sentence is hereby added at the end of each of Section 4.13 and Section 4.14 (Future Financings): This Section shall not apply to the 2005 Note Offering and the offer, sale and issuance of the 2005 Convertible Notes and 2005 Warrants.

D.          The following sentence is hereby added at the end of Section 5.4 (Amendments; Waivers): Notwithstanding anything to the contrary herein, any amendment or waiver of Section 4.13 or of Section 4.14 shall be effective for all Purchasers when approved by a written instrument signed by the Company and holders of at least a majority of the shares of Preferred Stock purchased pursuant to this Agreement (and specifically not including shares of Preferred Stock issued in exchange for other securities of the Company) then outstanding.

3.            Consent. The Purchasers executing this Amendment hereby consent to the Company’s effecting a 10-for-1 reverse split of its outstanding Common Stock prior to the original issuance of the 2005 Conversion Notes and 2005 Warrants.

4.            Effectiveness. This Amendment shall be effective as of October 5, 2005, when this Amendment has been executed by Purchasers holding at least 75% of the shares of Preferred Stock purchased pursuant to the Purchase Agreement and outstanding at the time such execution of this Amendment has been completed.

5.	Miscellaneous.

5.1        Entire Agreement. This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment. Other than as amended above, the terms and provisions of Purchase Agreement shall continue in full force and effect.

5.2        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5.3        Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same document, it being understood that parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email signature page were an original thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date first indicated above.

EXABYTE CORPORATION
By:__________________________________________ Name: Title:
Date: , 2005

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Builder Investment Partnership

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 100

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Crestview Capital Master, LLC

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 1,500

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Enable Capital Management

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 500

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Jon D. and Linda W. Gruber Trust

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 140

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Gruber & McBaine International

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 174

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Hexagon Investments, LLC

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 1,000

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Islandia L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 5,000

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Lagunitas Partners L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 686

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Langley Partners, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 500

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Meritage Entrepreneurs Fund, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 80

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Meritage Private Equity Fund, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 4,384

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Meritage Private Equity Parallel Fund, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 536

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Midsummer Investment, Ltd.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 6,000

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: The Millennial Fund

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 50

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Millennial Holdings LLC

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 100

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Omicron Master Trust

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 1,500

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: SF Capital Partners Ltd.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 1,000

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Tankersley Family Limited Partnership

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 50

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Turkel Investments FBO Donald Wright

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 50

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Turkel Partners, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 125

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Agnes Miller

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 7

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Arthur Bach

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 100

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: James Landers, Jr.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 4.8

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: James Landers, IRA

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 13.2

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Thomas I. Unterberg

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 150

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Valley Ventures II, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 250

Date:                                        , 2005

[PURCHASER SIGNATURE PAGES TO EXABYTE AMENDMENT NO. 1]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Executing Entity: Valley Ventures III, L.P.

Signature of Authorized Signatory of Executing Entity: __________________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Phone Number:______________________________

Email Address of Authorized Signatory:________________________________

Number of shares of Series AA Preferred Stock held by Executing Entity: 1,000

Date:                                        , 2005

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